ARTICLES OF MERGER
                                       OF
                             QUEEN CITY MOBILE HOMES
                          (A South Dakota corporation)
                                       and
                                   HINDS, INC.
                             (A Wyoming corporation)


     The Undersigned, being President of Queen City Mobile Homes, Inc., a South Dakota corporation, and the President of Hinds, Inc., a Wyoming corporation (collectively "the constituent entities"), hereby certify as follows:

1. Pursuant to Wyoming and South Dakota Statutes, a Plan of Merger has been approved by the Board of Directors of Queen City Mobile Homes, Inc., a South Dakota corporation, and Hinds, Inc., a Wyoming corporation.

2. The approval of shareholders of the Constituent Entities of Hinds, Inc. and Queen City Mobiles Homes, Inc. is not required under Wyoming Statute 17-16-1104, or South Dakota Statute 47-6-7.1 because Queen City Mobile Homes, Inc. owns 90% of the issued and outstanding stock of Hinds, Inc.

3. Pursuant to Wyoming Statutes, Queen City Mobile Homes, Inc., a South Dakota corporation, the parent corporation, and owner of 90% of the issued and outstanding shares of Hinds, Inc., a Wyoming corporation, its subsidiary, has adopted a Resolution to merge the subsidiary, Hinds, Inc., into the Parent, Queen City Mobile Homes, Inc.

4. A copy of the Plan of Merger was mailed to each shareholders of Hinds, Inc. by U.S. Mail, postage prepaid, on February 3, 2004, pursuant to WS 17-16-1104(d).

5. No Notice is necessary to be mailed to shareholders of Queen City because it is the surviving corporation, and there are no changes to the Articles of Incorporation, nor were there any changes in the number of shares owned or the rights and privileges of shareholders of Queen City Mobile Homes, Inc.

6. The complete and executed Plan of Merger is on file at the Registered Offices of the corporation at 214 S. Center, Casper, Wyoming 82601 and is attached hereto as Exhibit A.

7. The name of Queen City Mobile Homes, Inc. the South Dakota corporation, shall not be changed.

8. Filing with the Secretary of State of Wyoming, these Articles shall be effective.

QUEEN CITY MOBILE HOMES, INC.                 HINDS, INC.
a South Dakota corporation                    a Wyoming corporation



By:/s/Harlan A. Schmidt                      By: /s/Philip G. Hinds
------------------------------                     ---------------------------
Harlan A. Schmidt                            Philip G. Hinds
President/Secretary                          President/Secretary
(Printed Name)                               (Printed Name)

State of South Dakota )
                      ) ss.
County of Lawrence    )

         On this 9th day of December, 2003, before me, a Notary Public, personally appeared Harlan A. Schmidt, President of Queen City Mobile Homes, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized officer.

         IN WITTNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------
                                            Notary Public
                  Residing at ________________________________

SEAL                                        My Commission Expires:


State of Colorado )
                           ) ss.
County of Jefferson        )

         On this 10th day of December, 2003, before me, a Notary Public, personally appeared Philip G. Hinds, President of Hinds, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized officer.

         IN WITTNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------
                                            Notary Public
                  Residing at ________________________________

SEAL                                        My Commission Expires: